UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549




                            FORM 8-K

                         CURRENT REPORT




                Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)
                       February 25, 2002



                   PHILLIPS PETROLEUM COMPANY
     (Exact name of registrant as specified in its charter)



    Delaware                1-720                  73-0400345
(State or other          (Commission             (IRS Employer
jurisdiction of          File Number)         Identification No.)
incorporation)



      Phillips Building, Bartlesville, Oklahoma      74004
      (Address of principal executive offices)     (Zip Code)



      Registrant's telephone number, including area code:
                          918-661-6600



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Item 5.  Other Events.

On February 25, 2002, Phillips Petroleum Company, a Delaware corporation (Phillips or the company), announced information about its reserve production replacement, and its finding and development costs in 2001.

The press release issued by Phillips concerning its reserve production replacement and finding and development costs is attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

Exhibit 99  Phillips Petroleum Company press release dated
            February 25, 2002.













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                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PHILLIPS PETROLEUM COMPANY



                                        /s/ Rand C. Berney
February 25, 2002                   -----------------------------
                                            Rand C. Berney
                                    Vice President and Controller



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